                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Robert W. Bruce III
                                        ----------------------------------------
                                        Robert W. Bruce III

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Robert A. Day
                                        ----------------------------------------
                                        Robert A. Day

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Oscar Y. L. Groeneveld
                                        ----------------------------------------
                                        Oscar Y. L. Groeneveld

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ J. Bennett Johnston
                                        ----------------------------------------
                                        J. Bennett Johnston

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ J. Stapleton Roy
                                        ----------------------------------------
                                        J. Stapleton Roy

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Bobby Lee Lackey
                                        ----------------------------------------
                                        Bobby Lee Lackey

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Gabrielle K. McDonald
                                        ----------------------------------------
                                        Gabrielle K. McDonald

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RICHARD C. ADKERSON, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ James R. Moffett
                                        ----------------------------------------
                                        James R. Moffett

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Richard C. Adkerson
                                        ----------------------------------------
                                        Richard C. Adkerson

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ B. M. Rankin, Jr.
                                        ----------------------------------------
                                        B. M. Rankin, Jr.

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/  J. Taylor Wharton
                                        ----------------------------------------
                                        J. Taylor Wharton

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ C. Donald Whitmire, Jr.
                                        ----------------------------------------
                                        C. Donald Whitmire, Jr.

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ H. Devon Graham, Jr.
                                        ----------------------------------------
                                        H. Devon Graham, Jr.

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ R. Leigh Clifford
                                        ----------------------------------------
                                        R. Leigh Clifford

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Gerald J. Ford
                                        ----------------------------------------
                                        Gerald J. Ford

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Steven J. Green
                                        ----------------------------------------
                                        Steven J. Green

                                POWER OF ATTORNEY


                  BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 2001, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                  EXECUTED this 29th day of January, 2002.


                                        /s/ Robert J. Allison, Jr.
                                        ----------------------------------------
                                        Robert J. Allison, Jr.